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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 16, 2003

SOUTHBORROUGH VENTURES, INC
(Exact name of Registrant as specified in its charter)

NEVADA	000-33127	98-0339467
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12933 W. Eighth Mile Road
Detroit, Michigan 48235
(Address of principal executive offices) (Zip code)

(734) 302-8708
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report.)

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ITEM 5.      OTHER EVENTS AND REGULATION FD DISCLOSURE

On December 1, 2003 the Company changed its name from Southborrough Ventures, Inc. to AmeriChip International Inc.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

3.1	Amended Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Southborrough Ventures, Inc. (Registrant)

Date: December 16, 2003	/s/ David Howard
David Howard President and Chief Executive Officer